EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports First Quarter 2026 Financial Results and Declares Dividend

HONOLULU, Hawaii April 24, 2026--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended March 31, 2026.

“I’m pleased to report that First Hawaiian started 2026 with a strong first quarter,” said Bob Harrison, Chairman, President, and CEO. “We had good growth in loans and deposits, and credit quality remained excellent. Our commitment to our communities is just as strong, as we actively support recovery efforts following the recent floods in Hawai‘i and Typhoon Sinlaku’s impact on Guam and Saipan. We will continue to stand alongside our customers across our markets throughout the recovery.”

On April 22, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on May 29, 2026, to stockholders of record at the close of business on May 18, 2026.

First Quarter 2026 Highlights:

●	Net income of $67.8 million, or $0.55 per diluted share
●	Total loans and leases increased $128.3 million versus prior quarter
●	Total deposits increased $261.7 million versus prior quarter
●	Net interest margin declined 2 basis points to 3.19%
●	Recorded a $5.0 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.3 billion at March 31, 2026 versus $24.0 billion at December 31, 2025.

Gross loans and leases were $14.4 billion as of March 31, 2026, an increase of $128.3 million from $14.3 billion as of December 31, 2025.

Total deposits were $20.8 billion as of March 31, 2026, an increase of $261.7 million from $20.5 billion as of December 31, 2025.

Net Interest Income

Net interest income for the first quarter of 2026 was $167.5 million, a decrease of $2.8 million compared to $170.3 million for the prior quarter.

The net interest margin was 3.19% in the first quarter of 2026, 2 basis points lower than the prior quarter’s margin of 3.21%.

Provision Expense

During the quarter ended March 31, 2026, we recorded a $5.0 million provision for credit losses. In the quarter ended December 31, 2025, we recorded a $7.7 million provision for credit losses.

Noninterest Income

Noninterest income was $52.8 million in the first quarter of 2026, $2.7 million lower compared to noninterest income of $55.6 million in the prior quarter.

Noninterest Expense

Noninterest expense was $127.9 million in the first quarter of 2026, $2.8 million higher compared to noninterest expense of $125.1 million in the prior quarter.

The efficiency ratio was 57.8% and 55.1% for the quarters ended March 31, 2026 and December 31, 2025, respectively.

Taxes

The effective tax rate was 22.5% and 24.8% for the quarters ended March 31, 2026 and December 31, 2025, respectively.

Asset Quality

The allowance for credit losses was $169.3 million, or 1.17% of total loans and leases, as of March 31, 2026, compared to $168.5 million, or 1.18% of total loans and leases, as of December 31, 2025. The reserve for unfunded commitments was $34.9 million as of March 31, 2026 and $35.7 million as of December 31, 2025. Net charge-offs were $4.9 million, or 0.14% of average loans and leases on an annualized basis, for the quarter ended March 31, 2026, compared to net charge-offs of $5.0 million, or 0.14% of average loans and leases on an annualized basis, for the quarter ended December 31, 2025. Total non-performing assets were $39.7 million, or 0.27% of total loans and leases and other real estate owned, on March 31, 2026, compared to total non-performing assets of $41.0 million, or 0.29% of total loans and leases and other real estate owned, on December 31, 2025.

Capital

Total stockholders' equity was $2.8 billion at March 31, 2026 and December 31, 2025.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.21%, 13.12% and 14.37%, respectively, on March 31, 2026, compared with 9.27%, 13.17% and 14.42%, respectively, on December 31, 2025.

The Company repurchased approximately 1.3 million shares of common stock at a total cost of $32.0 million under the stock repurchase program in the first quarter. The average cost was $24.47 per share repurchased.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register-conf.media-server.com/register/BI91896a5e1d8b487a89f5948ca1270853, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2025.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 12 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2026	2025	2025
Operating Results:
Net interest income	$167,530	$170,302	$160,526
Provision for credit losses	5,000	7,700	10,500
Noninterest income	52,819	55,551	50,477
Noninterest expense	127,885	125,102	123,560
Net income	67,784	69,931	59,248
Basic earnings per share	0.55	0.57	0.47
Diluted earnings per share	0.55	0.56	0.47
Dividends declared per share	0.26	0.26	0.26
Dividend payout ratio	47.27%	46.43%	55.32%
Performance Ratios(1):
Net interest margin	3.19%	3.21%	3.08%
Efficiency ratio	57.77%	55.14%	58.22%
Return on average total assets	1.14%	1.16%	1.01%
Return on average tangible assets (non-GAAP)(2)	1.19%	1.21%	1.05%
Return on average total stockholders' equity	9.86%	10.07%	9.09%
Return on average tangible stockholders' equity (non-GAAP)(2)	15.33%	15.76%	14.59%
Average Balances:
Average loans and leases	$14,289,418	$14,251,470	$14,309,998
Average earning assets	21,332,641	21,215,262	21,169,194
Average assets	24,083,280	23,925,000	23,890,459
Average deposits	20,623,573	20,510,346	20,354,040
Average stockholders' equity	2,788,826	2,756,241	2,641,978
Market Value Per Share:
Closing	24.64	25.30	24.44
High	28.35	26.56	28.28
Low	23.26	22.65	23.95

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2026	2025	2025
Balance Sheet Data:
Loans and leases	$14,440,835	$14,312,529	$14,293,036
Total assets	24,264,548	23,955,252	23,744,958
Total deposits	20,777,353	20,515,668	20,215,816
Short-term borrowings	—	—	250,000
Total stockholders' equity	2,767,760	2,769,365	2,648,852

Per Share of Common Stock:
Book value	$22.75	$22.57	$21.07
Tangible book value (non-GAAP)(2)	14.57	14.46	13.15

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.27%	0.29%	0.14%
Allowance for credit losses for loans and leases / total loans and leases	1.17%	1.18%	1.17%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	13.12%	13.17%	12.93%
Tier 1 Capital Ratio	13.12%	13.17%	12.93%
Total Capital Ratio	14.37%	14.42%	14.17%
Tier 1 Leverage Ratio	9.21%	9.27%	9.01%
Total stockholders' equity to total assets	11.41%	11.56%	11.16%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	7.62%	7.73%	7.27%

Non-Financial Data:
Number of branches	49	49	48
Number of ATMs	273	273	273
Number of Full-Time Equivalent Employees	1,986	1,997	1,995

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 12, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2026	2025	2025
Interest income
Loans and lease financing	$186,389	$192,483	$192,102
Available-for-sale investment securities	14,884	14,997	13,150
Held-to-maturity investment securities	15,063	15,711	16,647
Other	13,362	13,648	13,251
Total interest income	229,698	236,839	235,150
Interest expense
Deposits	62,064	66,441	71,709
Short-term borrowings	—	—	2,599
Other	104	96	316
Total interest expense	62,168	66,537	74,624
Net interest income	167,530	170,302	160,526
Provision for credit losses	5,000	7,700	10,500
Net interest income after provision for credit losses	162,530	162,602	150,026
Noninterest income
Service charges on deposit accounts	8,156	8,175	7,535
Credit and debit card fees	15,083	15,570	14,474
Other service charges and fees	13,784	13,829	12,167
Trust and investment services income	9,146	9,205	9,370
Bank-owned life insurance	4,091	5,204	4,371
Investment securities gains, net	—	—	37
Other	2,559	3,568	2,523
Total noninterest income	52,819	55,551	50,477
Noninterest expense
Salaries and employee benefits	64,090	64,768	60,104
Contracted services and professional fees	13,964	13,676	14,839
Occupancy	7,816	7,092	8,100
Equipment	14,781	14,550	13,871
Regulatory assessment and fees	3,248	1,204	3,823
Advertising and marketing	2,252	2,326	2,179
Card rewards program	8,404	8,344	7,919
Other	13,330	13,142	12,725
Total noninterest expense	127,885	125,102	123,560
Income before provision for income taxes	87,464	93,051	76,943
Provision for income taxes	19,680	23,120	17,695
Net income	$67,784	$69,931	$59,248
Basic earnings per share	$0.55	$0.57	$0.47
Diluted earnings per share	$0.55	$0.56	$0.47
Basic weighted-average outstanding shares	122,457,604	123,342,709	126,281,802
Diluted weighted-average outstanding shares	123,345,708	124,158,037	127,166,932

Consolidated Balance Sheets	Table 3
	March 31,	December 31,	March 31,
(dollars in thousands, except share amount)	2026	2025	2025
Assets
Cash and due from banks	$225,727	$228,734	$240,738
Interest-bearing deposits in other banks	1,493,421	1,249,018	1,073,841
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,270,792 as of March 31, 2026, $2,246,716 as of December 31, 2025 and $2,091,034 as of March 31, 2025)	2,080,004	2,076,233	1,858,428
Held-to-maturity, at amortized cost (fair value: $3,074,133 as of March 31, 2026, $3,188,775 as of December 31, 2025 and $3,250,275 as of March 31, 2025)	3,480,022	3,533,082	3,724,908
Loans held for sale	—	1,370	1,547
Loans and leases	14,440,835	14,312,529	14,293,036
Less: allowance for credit losses	169,318	168,468	166,612
Net loans and leases	14,271,517	14,144,061	14,126,424

Premises and equipment, net	302,807	303,496	292,576
Accrued interest receivable	77,286	77,641	78,973
Bank-owned life insurance	514,069	513,182	495,567
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	4,470	4,638	4,926
Other assets	819,733	828,305	851,538
Total assets	$24,264,548	$23,955,252	$23,744,958
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$14,257,290	$13,968,376	$13,330,265
Noninterest-bearing	6,520,063	6,547,292	6,885,551
Total deposits	20,777,353	20,515,668	20,215,816
Short-term borrowings	—	—	250,000
Retirement benefits payable	98,220	99,052	96,241
Other liabilities	621,215	571,167	534,049
Total liabilities	21,496,788	21,185,887	21,096,106

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 142,627,813 / 121,648,973 shares as of March 31, 2026, issued/outstanding: 142,184,584 / 122,689,256 shares as of December 31, 2025 and issued/outstanding: 142,139,353 / 125,692,598 shares as of March 31, 2025)	1,426	1,422	1,421
Additional paid-in capital	2,580,501	2,576,540	2,564,408
Retained earnings	1,114,759	1,078,885	960,337
Accumulated other comprehensive loss, net	(372,747)	(368,140)	(433,769)
Treasury stock (20,978,840 shares as of March 31, 2026, 19,495,328 shares as of December 31, 2025 and 16,446,755 shares as of March 31, 2025)	(556,179)	(519,342)	(443,545)
Total stockholders' equity	2,767,760	2,769,365	2,648,852
Total liabilities and stockholders' equity	$24,264,548	$23,955,252	$23,744,958

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2026			December 31, 2025			March 31, 2025
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,455.0	$13.2	3.68%	$1,331.8	$13.2	3.95%	$1,171.1	$12.8	4.44%
Available-for-Sale Investment Securities
Taxable	2,050.7	14.9	2.91	2,035.3	15.0	2.94	1,891.4	13.2	2.79
Non-Taxable	0.8	—	4.86	0.9	—	4.97	1.4	—	5.52
Held-to-Maturity Investment Securities
Taxable	2,916.5	12.0	1.64	2,973.8	12.6	1.69	3,164.0	13.6	1.72
Non-Taxable	592.6	3.5	2.39	594.3	3.5	2.37	599.0	3.7	2.51
Total Investment Securities	5,560.6	30.4	2.19	5,604.3	31.1	2.22	5,655.8	30.5	2.16
Loans Held for Sale	0.9	—	5.87	0.3	—	5.83	0.3	—	6.28
Loans and Leases(1)
Commercial and industrial	2,170.6	30.8	5.75	2,131.5	31.9	5.94	2,196.8	33.6	6.20
Commercial real estate	4,608.4	65.0	5.72	4,599.2	68.8	5.93	4,420.1	66.5	6.10
Construction	775.5	12.4	6.48	804.5	13.3	6.55	937.0	15.4	6.67
Residential:
Residential mortgage	4,081.8	41.0	4.02	4,081.3	41.0	4.02	4,150.3	40.9	3.94
Home equity line	1,175.4	13.7	4.71	1,175.7	14.0	4.71	1,149.8	13.1	4.61
Consumer	1,034.5	20.0	7.84	1,022.1	19.8	7.70	1,019.5	18.9	7.53
Lease financing	443.2	4.1	3.75	437.2	4.3	3.89	436.5	4.3	3.99
Total Loans and Leases	14,289.4	187.0	5.29	14,251.5	193.1	5.38	14,310.0	192.7	5.44
Other Earning Assets	26.7	0.1	2.52	27.4	0.4	5.69	32.0	0.4	5.48
Total Earning Assets(2)	21,332.6	230.7	4.37	21,215.3	237.8	4.46	21,169.2	236.4	4.51
Cash and Due from Banks	226.4			221.1			235.9
Other Assets	2,524.3			2,488.6			2,485.4
Total Assets	$24,083.3			$23,925.0			$23,890.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,404.5	$18.9	1.20%	$6,288.5	$20.0	1.26%	$6,232.5	$21.3	1.38%
Money Market	4,358.9	19.8	1.84	4,185.4	22.0	2.08	3,922.2	23.0	2.38
Time	3,381.3	23.4	2.80	3,368.8	24.4	2.88	3,317.1	27.4	3.36
Total Interest-Bearing Deposits	14,144.7	62.1	1.78	13,842.7	66.4	1.90	13,471.8	71.7	2.16
Other Short-Term Borrowings	—	—	—	—	—	—	250.0	2.6	4.22
Other Interest-Bearing Liabilities	12.5	0.1	3.40	9.5	0.1	3.97	27.5	0.3	4.67
Total Interest-Bearing Liabilities	14,157.2	62.2	1.78	13,852.2	66.5	1.91	13,749.3	74.6	2.20
Net Interest Income		$168.5			$171.3			$161.8
Interest Rate Spread(3)			2.59%			2.55%			2.31%
Net Interest Margin(4)			3.19%			3.21%			3.08%
Noninterest-Bearing Demand Deposits	6,478.9			6,667.6			6,882.2
Other Liabilities	658.4			649.0			617.0
Stockholders' Equity	2,788.8			2,756.2			2,642.0
Total Liabilities and Stockholders' Equity	$24,083.3			$23,925.0			$23,890.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.0 million, $1.0 million and $1.2 million for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 5
	Three Months Ended March 31, 2026
	Compared to December 31, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.0	$(1.0)	$—
Available-for-Sale Investment Securities
Taxable	0.1	(0.2)	(0.1)
Held-to-Maturity Investment Securities
Taxable	(0.2)	(0.4)	(0.6)
Non-Taxable	—	—	—
Total Investment Securities	(0.1)	(0.6)	(0.7)
Loans and Leases
Commercial and industrial	0.3	(1.4)	(1.1)
Commercial real estate	—	(3.8)	(3.8)
Construction	(0.7)	(0.2)	(0.9)
Residential:
Residential mortgage	—	—	—
Home equity line	(0.3)	—	(0.3)
Consumer	0.1	0.1	0.2
Lease financing	—	(0.2)	(0.2)
Total Loans and Leases	(0.6)	(5.5)	(6.1)
Other Earning Assets	(0.1)	(0.2)	(0.3)
Total Change in Interest Income	0.2	(7.3)	(7.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.2	(1.3)	(1.1)
Money Market	0.7	(2.9)	(2.2)
Time	0.1	(1.1)	(1.0)
Total Interest-Bearing Deposits	1.0	(5.3)	(4.3)
Other Short-Term Borrowings	—	—	—
Other Interest-Bearing Liabilities	—	—	—
Total Change in Interest Expense	1.0	(5.3)	(4.3)
Change in Net Interest Income	$(0.8)	$(2.0)	$(2.8)

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended March 31, 2026
	Compared to March 31, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$2.8	$(2.4)	$0.4
Available-for-Sale Investment Securities
Taxable	1.1	0.6	1.7
Held-to-Maturity Investment Securities
Taxable	(1.0)	(0.6)	(1.6)
Non-Taxable	—	(0.2)	(0.2)
Total Investment Securities	0.1	(0.2)	(0.1)
Loans and Leases
Commercial and industrial	(0.4)	(2.4)	(2.8)
Commercial real estate	2.8	(4.3)	(1.5)
Construction	(2.6)	(0.4)	(3.0)
Residential:
Residential mortgage	(0.7)	0.8	0.1
Home equity line	0.3	0.3	0.6
Consumer	0.3	0.8	1.1
Lease financing	0.1	(0.3)	(0.2)
Total Loans and Leases	(0.2)	(5.5)	(5.7)
Other Earning Assets	(0.1)	(0.2)	(0.3)
Total Change in Interest Income	2.6	(8.3)	(5.7)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.5	(2.9)	(2.4)
Money Market	2.4	(5.6)	(3.2)
Time	0.6	(4.6)	(4.0)
Total Interest-Bearing Deposits	3.5	(13.1)	(9.6)
Other Short-Term Borrowings	(1.3)	(1.3)	(2.6)
Other Interest-Bearing Liabilities	(0.1)	(0.1)	(0.2)
Total Change in Interest Expense	2.1	(14.5)	(12.4)
Change in Net Interest Income	$0.5	$6.2	$6.7

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases			Table 7
	March 31,	December 31,	March 31,
(dollars in thousands)	2026	2025	2025
Commercial and industrial	$2,241,882	$2,171,333	$2,261,394
Commercial real estate	4,715,741	4,590,326	4,367,433
Construction	769,302	808,275	954,072
Residential:
Residential mortgage	4,063,933	4,096,300	4,129,518
Home equity line	1,176,228	1,178,527	1,144,895
Total residential	5,240,161	5,274,827	5,274,413
Consumer	1,030,002	1,025,838	998,325
Lease financing	443,747	441,930	437,399
Total loans and leases	$14,440,835	$14,312,529	$14,293,036

Deposits			Table 8
	March 31,	December 31,	March 31,
(dollars in thousands)	2026	2025	2025
Demand	$6,520,063	$6,547,292	$6,885,551
Savings	6,566,192	6,308,873	6,110,796
Money Market	4,310,474	4,289,370	3,865,203
Time	3,380,624	3,370,133	3,354,266
Total Deposits	$20,777,353	$20,515,668	$20,215,816

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 9
	March 31,	December 31,	March 31,
(dollars in thousands)	2026	2025	2025
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$4,960	$8,805	$—
Commercial real estate	2,952	3,007	216
Construction	1,788	1,788	375
Lease financing	691	734	—
Total Commercial Loans	10,391	14,334	591
Residential Loans:
Residential mortgage	17,665	16,423	12,809
Home equity line	11,624	10,271	6,788
Total Residential Loans	29,289	26,694	19,597
Total Non-Accrual Loans and Leases	39,680	41,028	20,188
Total Non-Performing Assets	$39,680	$41,028	$20,188

Accruing Loans and Leases Past Due 90 Days or More
Commercial and industrial	$715	$318	$740
Residential mortgage	9	55	1,008
Consumer	3,620	2,984	2,554
Total Accruing Loans and Leases Past Due 90 Days or More	$4,344	$3,357	$4,302

Total Loans and Leases	$14,440,835	$14,312,529	$14,293,036

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 10
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2026	2025	2025
Balance at Beginning of Period	$204,165	$201,466	$193,240
Loans and Leases Charged-Off
Commercial and industrial	(2,625)	(1,478)	(1,459)
Home equity line	—	—	(14)
Consumer	(4,844)	(5,186)	(5,025)
Total Loans and Leases Charged-Off	(7,469)	(6,664)	(6,498)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	266	193	403
Commercial real estate	—	—	251
Lease financing	3	—	—
Total Commercial Loans	269	193	654
Residential Loans:
Residential mortgage	13	14	20
Home equity line	39	27	64
Total Residential Loans	52	41	84
Consumer	2,248	1,429	1,979
Total Recoveries on Loans and Leases Previously Charged-Off	2,569	1,663	2,717
Net Loans and Leases Charged-Off	(4,900)	(5,001)	(3,781)
Provision for Credit Losses	5,000	7,700	10,500
Balance at End of Period	$204,265	$204,165	$199,959
Components:
Allowance for Credit Losses	$169,318	$168,468	$166,612
Reserve for Unfunded Commitments	34,947	35,697	33,347
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$204,265	$204,165	$199,959
Average Loans and Leases Outstanding	$14,289,418	$14,251,470	$14,309,998
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.14%	0.14%	0.11%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.17%	1.18%	1.17%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	4.27x	4.11x	8.25x

(1)	Annualized for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 11
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2026	2025	2024	2023	2022	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$39,118	$287,976	$121,084	$59,643	$88,428	$360,068	$1,084,181	$29,066	$2,069,564
Special Mention	460	3,650	2,733	1,690	2,286	1,120	1,404	—	13,343
Substandard	4,439	717	—	405	3,164	19,234	32,253	—	60,212
Other (1)	14,670	15,797	8,089	4,154	3,116	1,754	51,183	—	98,763
Total Commercial and Industrial	58,687	308,140	131,906	65,892	96,994	382,176	1,169,021	29,066	2,241,882
Current period gross charge-offs	—	—	46	—	10	708	1,861	—	2,625

Commercial Real Estate
Risk rating:
Pass	245,499	732,845	290,053	415,324	728,453	1,987,673	98,893	6,790	4,505,530
Special Mention	—	—	678	1,659	50,911	72,086	3,035	—	128,369
Substandard	224	—	5,514	737	57,133	16,863	1,251	—	81,722
Other (1)	—	—	—	—	—	120	—	—	120
Total Commercial Real Estate	245,723	732,845	296,245	417,720	836,497	2,076,742	103,179	6,790	4,715,741
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	8,033	101,880	256,657	79,748	193,998	37,280	37,491	—	715,087
Special Mention	—	—	—	—	27,979	—	—	—	27,979
Substandard	—	—	—	—	—	904	—	—	904
Other (1)	1,634	8,395	5,881	4,878	2,098	1,764	682	—	25,332
Total Construction	9,667	110,275	262,538	84,626	224,075	39,948	38,173	—	769,302
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	68,176	65,980	80,294	87,568	38,834	97,878	—	—	438,730
Special Mention	—	—	—	355	37	—	—	—	392
Substandard	—	—	4,072	368	185	—	—	—	4,625
Total Lease Financing	68,176	65,980	84,366	88,291	39,056	97,878	—	—	443,747
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$382,253	$1,217,240	$775,055	$656,529	$1,196,622	$2,596,744	$1,310,373	$35,856	$8,170,672
Current period gross charge-offs	$—	$—	$46	$—	$10	$708	$1,861	$—	$2,625

(continued)

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2026	2025	2024	2023	2022	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$55,081	$194,338	$141,798	$177,437	$445,925	$2,310,043	$—	$—	$3,324,622
680 - 739	5,446	21,151	18,967	25,654	55,761	260,895	—	—	387,874
620 - 679	158	6,936	2,095	5,513	24,724	74,911	—	—	114,337
550 - 619	—	—	713	1,186	3,099	19,617	—	—	24,615
Less than 550	—	—	1,960	885	2,980	13,897	—	—	19,722
No Score (3)	—	8,064	5,077	5,352	15,747	51,351	—	—	85,591
Other (2)	2,541	20,241	7,176	11,124	13,352	44,311	8,427	—	107,172
Total Residential Mortgage	63,226	250,730	177,786	227,151	561,588	2,775,025	8,427	—	4,063,933
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	927,710	353	928,063
680 - 739	—	—	—	—	—	—	179,282	1,553	180,835
620 - 679	—	—	—	—	—	—	42,052	407	42,459
550 - 619	—	—	—	—	—	—	13,280	821	14,101
Less than 550	—	—	—	—	—	—	9,946	71	10,017
No Score (3)	—	—	—	—	—	—	753	—	753
Total Home Equity Line	—	—	—	—	—	—	1,173,023	3,205	1,176,228
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Residential Lending	$63,226	$250,730	$177,786	$227,151	$561,588	$2,775,025	$1,181,450	$3,205	$5,240,161
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Consumer Lending
FICO:
740 and greater	33,204	101,067	58,946	38,378	41,556	17,925	95,475	91	386,642
680 - 739	24,220	80,977	43,398	24,700	20,837	10,393	86,290	534	291,349
620 - 679	15,474	45,858	17,506	9,762	10,820	6,119	51,631	824	157,994
550 - 619	1,090	12,576	8,565	5,877	6,434	4,201	17,550	906	57,199
Less than 550	203	4,779	4,993	3,216	3,499	2,786	6,156	528	26,160
No Score (3)	2,494	940	4	31	—	6	35,918	158	39,551
Other (2)	—	4,503	—	—	—	1,498	65,106	—	71,107
Total Consumer Lending	$76,685	$250,700	$133,412	$81,964	$83,146	$42,928	$358,126	$3,041	$1,030,002
Current period gross charge-offs	$—	$680	$778	$582	$370	$593	$1,645	$196	$4,844

Total Loans and Leases	$522,164	$1,718,670	$1,086,253	$965,644	$1,841,356	$5,414,697	$2,849,949	$42,102	$14,440,835
Current period gross charge-offs	$—	$680	$824	$582	$380	$1,301	$3,506	$196	$7,469

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of March 31, 2026, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of March 31, 2026, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 12
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2026	2025	2025
Income Statement Data:
Net income	$67,784	$69,931	$59,248

Average total stockholders' equity	$2,788,826	$2,756,241	$2,641,978
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$1,793,334	$1,760,749	$1,646,486

Average total assets	$24,083,280	$23,925,000	$23,890,459
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$23,087,788	$22,929,508	$22,894,967

Return on average total stockholders' equity(1)	9.86%	10.07%	9.09%
Return on average tangible stockholders' equity (non-GAAP)(1)	15.33%	15.76%	14.59%

Return on average total assets(1)	1.14%	1.16%	1.01%
Return on average tangible assets (non-GAAP)(1)	1.19%	1.21%	1.05%

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2026	2025	2025
Balance Sheet Data:
Total stockholders' equity	$2,767,760	$2,769,365	$2,648,852
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,772,268	$1,773,873	$1,653,360

Total assets	$24,264,548	$23,955,252	$23,744,958
Less: goodwill	995,492	995,492	995,492
Tangible assets	$23,269,056	$22,959,760	$22,749,466

Shares outstanding	121,648,973	122,689,256	125,692,598

Total stockholders' equity to total assets	11.41%	11.56%	11.16%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.62%	7.73%	7.27%

Book value per share	$22.75	$22.57	$21.07
Tangible book value per share (non-GAAP)	$14.57	$14.46	$13.15

(1)	Annualized for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025.